PROXY TABULATOR
P.O. BOX 9112
FARMINGDALE, NY 11735

To vote by Internet

1) Read the Proxy Statement and have the proxy card below at hand.
2) Go to website **www.proxyvote.com**
3) Follow the instructions provided on the website.

To vote by Telephone

1) Read the Proxy Statement and have the proxy card below at hand.
2) Call **1-800-690-6903**
3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement.
2) Check the appropriate box on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

E32458-S61239

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

The Board of Directors of the Fund unanimously recommends that you vote "FOR" the Proposal.
Please respond — your vote is important.

	For	Against	Abstain
1. To change the classification of the Fund from a "diversified" company to a "non-diversified" company.	☐	☐	☐

To transact such other business that may properly come before the Meeting, including any adjournment(s) or postponement(s) thereof, in the discretion of the proxies or their substitutes.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature [Joint Owners] Date

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Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:
The Proxy Statement is available at www.proxyvote.com.

E32459-S61239

DAVIS SERIES, INC.

DAVIS FINANCIAL FUND

PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS ON OCTOBER 18, 2017

The undersigned shareholder of the Davis Financial Fund (the "Fund"), a series of Davis Series, Inc., hereby appoints Ryan Charles and Sharra Haynes, or either of them, with full power of substitution, as proxies for the undersigned, to represent and cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Special Meeting of Shareholders of the Fund (the "Meeting") to be held at the offices of Davis Selected Advisers, L.P. at 3601 E. Britannia Drive, Tucson, Arizona 85706 on October 18, 2017 at 8:00 a.m., Mountain Time, and any adjournment or postponement thereof. The undersigned hereby acknowledges receipt of the Notice of the Special Meeting of Shareholders and of the accompanying Proxy Statement and revokes any proxy heretofore given with respect to the Meeting.

YOUR VOTE IS IMPORTANT, NO MATTER HOW MANY SHARES YOU OWN. THE MATTERS WE ARE SUBMITTING FOR YOUR CONSIDERATION ARE SIGNIFICANT TO THE FUNDS AND TO YOU AS A FUND SHAREHOLDER. PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR VOTE USING ANY OF THE THREE METHODS DESCRIBED ON THE REVERSE SIDE.

PLEASE EXECUTE THE ENCLOSED PROXY CARD PROMPTLY AND RETURN IT IN THE PRE-ADDRESSED, POSTAGE-PAID ENCLOSED ENVELOPE.

PLEASE SIGN AND DATE ON THE REVERSE SIDE.

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